Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

September 18, 2006	Nicole M. Runyan Direct Dial 212.806.6443 Direct Fax 212.806.7143 nrunyan@stroock.com

Securities and Exchange Commission
100 F. Street, N.E.
Washington, D.C. 20549
Attention: Keith A. O’Connell. Esq.

Re:           The Lazard Funds, Inc. (File No. 811-06312)

Dear Ladies and Gentlemen:

On behalf of The Lazard Funds, Inc. (the "Registrant"), transmitted herewith is the Registrant's registration statement on Form N-14 (the "Registration Statement").

The Registration Statement contains a Prospectus/Proxy Statement (the “Prospectus/Proxy”), which reflects a proposal to the shareholders of Lazard Equity Portfolio, as series of the Registrant (“Equity Portfolio”), to transfer Equity Portfolio’s assets, subject to its liabilities, to Lazard U.S. Strategic Equity Portfolio, a series of the Registrant (“U.S. Strategic Equity Portfolio”).

Upon consummation of Equity Portfolio’s reorganization, the shares of U.S. Strategic Equity Portfolio received by Equity Portfolio will be distributed to Equity Portfolio shareholders so that each Equity Portfolio shareholder would receive a pro rata distribution of U.S. Strategic Equity Portfolio shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Equity Portfolio shares as of the date of the reorganization.

The Registration Statement is being filed pursuant to Rule 488 under the Securities Act of 1933, as amended. The Registrant will file a Post-Effective Amendment that will include a copy of the final tax opinion.

The Special Meeting of Shareholders of the Portfolio is currently planned for November 29, 2006. The Portfolio intends to mail its Prospectus/Proxy to shareholders on or about October 19, 2006.

Please telephone the undersigned at 212.806.6443, or Janna Manes of this office at 212.806.6141, if you have any questions.

Very truly yours,

/s/ Nicole M. Runyan
Nicole M. Runyan

cc: Janna Manes